THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

July 19, 2012

WARRANT TO PURCHASE MEMBERSHIP UNITS OF KCI INVESTMENTS, LLC

Company:	KCI Investments, LLC, a Nevada Limited Liability Company
Class of Securities:	LLC Membership Units
Number of Units:	1,479,125
Initial Exercise Price:	$0.01 per Unit
Issue Date:	July 19, 2012
Expiration Date:	July 19, 2015

THIS WARRANT CERTIFIES THAT, in consideration of the extension of certain loans and credit to the Company and for other good and valuable consideration, **CBC Partners I, LLC** or its assignee ("Holder") is entitled to purchase the number of LLC Membership Units (the "Units") of KCI Investments, LLC (the "Company") at the initial exercise price per Unit (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Exhibit A to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Units being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Units by executing and delivering to the Company at its principal office a Notice of Conversion in substantially the form attached as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Units to be issued to Holder upon such conversion shall be computed using the following formula:

$$X = (P)(Y)(A-B)/A$$

Where X = the number of shares of Units to be issued to the Holder for the portion of the Warrant being converted.

P = the portion of the Warrant being converted expressed as a decimal fraction.

Y = the total number of shares of Units issuable upon exercise of the Warrant in full.

A = the Fair Market Value on the date of conversion.

B = the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Units issuable upon such conversion shall be treated for all purposes as Holder of such Units of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate for the number of full Units issuable upon such conversion. If the Warrant shall be converted for less than the total number of Units then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Units purchasable hereunder upon the same terms and conditions set forth herein. The fair market value of the Units shall be determined pursuant to Section 1.3

1.3 Fair Market Value. If the Units are traded regularly in a public market, the fair market value of the Units shall be the closing price of the Units (or the closing price of the Company's membership interests into which the Units are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Units are not regularly traded in a public market, the Manager of the Company shall determine fair market value in his reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Manager in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is twenty (20) percent or greater than that determined by the Manager, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be shared equally between the Company and the Holder.

1.4 Admission of Holder as a New Member. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to admit Holder as a member of the Company and to amend the LLC Operating Agreement of the Company to reflect Holder's ownership in the membership interests and Units in the Company that are subject to this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

1.6.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in Franchised Quick Serve Restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this

Warrant, the Warrant Price shall be adjusted downward and the number of Units issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) The Company's capitalization table attached to this Warrant as Schedule 1 is true and complete and reflects the capitalization of the Company on a fully-diluted basis as of the date hereof.

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant, and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, representing 3.0% of the aggregate membership interests in the Company on a fully-diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or

recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term: Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder,

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase _____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☐ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to _____________ of the Units covered by the Warrant.

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered Assignee

____
(Signature)

____
(Date)

as the case may be, in writing by the Company or such Holder from time to time. All notices shall be addressed as follows:

If to Holder:

CBC Partners I, LLC
Attn: Alan Hallberg, Director and Chief Credit Officer
305 108TH Ave NE, Suite 101
Bellevue, WA 98004

with a copy to:

Lane Powell PC
Attn: Stephanie Stephens
1420 Fifth Avenue, Suite 4100
Seattle, WA 98101

If to Company:

KCI Investments, LLC
Attn: Kenneth Antos, Manager
5148 Spanish Heights Dr.
Las Vegas, NV 89148

4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

4.8 Governing Law and Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to its principles regarding conflicts of law. The parties agree that the venue of any dispute arising out of or in connection with this Warrant shall be in the state and federal courts in King County, Washington.

COMPANY: KCI INVESTMENTS, LLC

By: ______________________
Kenneth M. Antos
Its: Manager

HOLDER: CBC PARTNERS I, LLC

By: ______________________
John Otter
Its: Authorized Manager Representative

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

October 22, 2012

WARRANT TO PURCHASE MEMBERSHIP UNITS
OF
KCI INVESTMENTS, LLC

Company:	KCI Investments, LLC, a Nevada Limited Liability Company
Class of Securities:	LLC Membership Units
Number of Units:	774,409
Initial Exercise Price:	$0.01 per Unit
Issue Date:	October 22, 2012
Expiration Date:	October 22, 2015

THIS WARRANT CERTIFIES THAT, in consideration of the extension of certain loans and credit to the Company and for other good and valuable consideration, **CBC Partners I, LLC** or its assignee ("Holder") is entitled to purchase the number of LLC Membership Units (the "Units") of KCI Investments, LLC (the "Company") at the initial exercise price per Unit (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Exhibit A to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Units being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Units by executing and delivering to the Company at its principal office a Notice of Conversion in substantially the form attached as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Units to be issued to Holder upon such conversion shall be computed using the following formula:

$$X = (P)(Y)(A-B)/A$$

Where	X =	the number of shares of Units to be issued to the Holder for the portion of the Warrant being converted.
	P =	the portion of the Warrant being converted expressed as a decimal fraction.
	Y =	the total number of shares of Units issuable upon exercise of the Warrant in full.
	A =	the Fair Market Value on the date of conversion.
	B =	the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Units issuable upon such conversion shall be treated for all purposes as Holder of such Units of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate for the number of full Units issuable upon such conversion. If the Warrant shall be converted for less than the total number of Units then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Units purchasable hereunder upon the same terms and conditions set forth herein. The fair market value of the Units shall be determined pursuant to Section 1.3

1.3 Fair Market Value. If the Units (or securities exchanged for the Units) are traded regularly in a public market, the fair market value of the Units shall be the closing price of the Units (or the closing price of the Company's membership interests into which the Units are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Units are not regularly traded in a public market, the Manager of the Company shall determine fair market value in his reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Manager in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is twenty (20) percent or greater than that determined by the Manager, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be shared equally between the Company and the Holder.

1.4 Admission of Holder as a New Member. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to admit Holder as a member of the Company and to amend the LLC Operating Agreement of the Company to reflect Holder's ownership in the membership interests and Units in the Company that are subject to this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this

Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

1.6.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in Franchised Quick Serve Restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class

or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Units issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) The Company's capitalization table attached to this Warrant as Schedule 1 is true and complete and reflects the capitalization of the Company on a fully-diluted basis as of the date hereof.

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant and the warrants previously issued to the Holder on July 19, 2012, and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The issuance of this Warrant is in addition to the warrant previously issued to the Holder on July 19, 2012 entitling the Holder to purchase 1,479,125 Units ("July Warrant"), or 3.0% of the Company on a fully diluted basis. The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that: (i) the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, representing an additional 1.5% of the aggregate membership interests in the Company on a fully-diluted basis, and (ii) the Warrant issued hereunder, together with the July Warrant, entitles the Holder to purchase an aggregate of 4.5% of the Company on a fully-diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term: Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices shall be addressed as follows:

If to Holder:

CBC Partners I, LLC

Attn: Alan Hallberg, Director and Chief Credit Officer
305 108TH Ave NE, Suite 101
Bellevue, WA 98004

with a copy to:

Lane Powell PC
Attn: Stephanie Stephens
1420 Fifth Avenue, Suite 4100
Seattle, WA 98101

If to Company:

KCI Investments, LLC
Attn: Kenneth Antos, Manager
5148 Spanish Heights Dr.
Las Vegas, NV 89148

4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

4.8 Governing Law and Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to its principles regarding conflicts of law. The parties agree that the venue of any dispute arising out of or in connection with this Warrant shall be in the state and federal courts in King County, Washington.

COMPANY: KCI INVESTMENTS, LLC

By: ______________________
Kenneth M. Antos
Its: Manager

HOLDER: CBC PARTNERS I, LLC

By: ______________________
John Otter
Its: Authorized Manager Representative

SCHEDULE 1

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☐ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to ____________ of the Units covered by the Warrant.

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered
Assignee

____
(Signature)

____
(Date)

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

April 19, 2014

WARRANT TO PURCHASE MEMBERSHIP UNITS OF KCI INVESTMENTS, LLC

Company:	KCI Investments, LLC, a Nevada Limited Liability Company
Class of Securities:	LLC Membership Units
Number of Units:	1,500,000 (One million five hundred thousand)
Warrant Exercise Price:	$0.20 per Unit
Issue Date:	April 19, 2014
Expiration Date:	April 19, 2017

THIS WARRANT CERTIFIES THAT, in consideration of the extension of certain loans and credit to the Company and for other good and valuable consideration. **CBC Partners I, LLC** or its assignee ("Holder") is entitled to purchase the number of LLC Membership Units (the "Units") of KCI Investments, LLC (the "Company") at the initial exercise price per Unit (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Exhibit A to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Units being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Units by executing and delivering to the Company at its principal office a Notice of Conversion in substantially the form attached as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Units to be issued to Holder upon such conversion shall be computed using the following formula:

$$X = (P)(Y)(A-B)/A$$

Where	X =	the number of shares of Units to be issued to the Holder for the portion of the Warrant being converted.
	P =	the portion of the Warrant being converted expressed as a decimal fraction.
	Y =	the total number of Units issuable upon exercise of the Warrant in full.
	A =	the Fair Market Value on the date of conversion.
	B =	the Warrant Exercise Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Units issuable upon such conversion shall be treated for all purposes as Holder of such Units of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate for the number of full Units issuable upon such conversion. If the Warrant shall be converted for less than the total number of Units then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Units purchasable hereunder upon the same terms and conditions set forth herein. The fair market value of the Units shall be determined pursuant to Section 1.3

1.3 Fair Market Value. If the Units (or securities exchanged for the Units) are traded regularly in a public market, the fair market value of the Units shall be the closing price of the Units (or the closing price of the Company's membership interests into which the Units are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Units are not regularly traded in a public market, the Manager of the Company shall determine fair market value in his reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Manager in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is twenty (20) percent or greater than that determined by the Manager, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be shared equally between the Company and the Holder.

1.4 Admission of Holder as a New Member. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to admit Holder as a member of the Company and to amend the LLC Operating Agreement of the Company to reflect Holder's ownership in the membership interests and Units in the Company that are subject to this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this

Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

1.6.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in Franchised Quick Serve Restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Exercise Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class

or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Exercise Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Exercise Price shall be adjusted downward and the number of Units issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Exercise Price of this Warrant is unchanged.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Exercise Price in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) The Company's capitalization table attached to this Warrant as Schedule 1 is true and complete and reflects the capitalization of the Company on a fully-diluted basis as of the date hereof.

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant and the warrants previously issued to the Holder on July 19, 2012, October 22, 2012, and November 19, 2013, and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The issuance of this Warrant is in addition to the warrants previously issued to the Holder on July 19, 2012, entitling the Holder to purchase 1,479,125 Units, or 3.0% of the Company on a fully diluted basis (the "July 2012 Warrant"), on October 22, 2012, entitling the Holder to purchase an additional 774,409 Units, or an additional 1.5% of the Company on a fully diluted basis (the "October 2012 Warrant"), and on November 19, 2013, entitling the Holder to purchase an additional 3,000,000 Units and an additional 781,374.03 Units, or an additional 5.4% of the Company on a fully diluted basis (collectively, the "November 2013 Warrants"). The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that: (i) the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, and (ii) the Warrant issued hereunder, together with the July 2012 Warrant, the October 2012 Warrant and the November 2013 Warrants, entitles the Holder to purchase an aggregate of 6.9% of the Company on a fully diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ______________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☐ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to ______________ of the Units covered by the Warrant.

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered Assignee

____
(Signature)

____
(Date)

SIXTH MODIFICATION TO SECURED PROMISSORY NOTE AND WAIVER OF DEFAULTS

THIS SIXTH MODIFICATION TO SECURED PROMISSORY NOTE AND WAIVER OF DEFAULTS (this "Modification"), effective as of April 19, 2014, is entered into by and between KCI INVESTMENTS, LLC, a Nevada limited liability company ("Borrower"), and CBC PARTNERS I, LLC, a Washington limited liability company, or its assigns ("Lender").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Secured Promissory Note between Borrower and Lender dated as of June 22, 2012, as modified pursuant to that First Modification to Secured Promissory Note dated as of July 19, 2012, that Second Modification to Secured Promissory Note dated as of October 22, 2012, that Third Modification to Secured Promissory Note dated as of July 19, 2013, that Fourth Modification to Secured Promissory Note dated as of November 19, 2013, and that Fifth Modification to Secured Promissory Note dated as of January 19, 2014 (the "Fifth Modification"), and as further amended from time to time (the "Note").

WHEREAS, Borrower is currently in default under the terms of the Note as a result of its failure to make the principal payments due on February 17, 2014, and March 31, 2014, as set forth in Section 8 of the Fifth Modification (collectively, the "Existing Defaults").

WHEREAS, Borrower has asked that Lender extend the maturity of the Note and waive the Existing Defaults and Lender has agreed to such requests, subject to the terms and conditions set forth in this Modification.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be amended as follows:

1. Amended definition of "Maturity Date". The definition of "Maturity Date", as set forth in Section 1.1 of the Note, is deleted in its entirety and replaced with the following:

"Maturity Date" means October 31, 2014.

2. Amended Section 7.1.3. Section 7.1.3 of the Note is deleted in its entirety and replaced with the following:

> 7.1.3 if a default occurs in the due observance or performance of any covenant or agreement on the part of Borrower (other than payment) to be observed or performed pursuant to the terms of this Secured Promissory Note, the Ancillary Documents, the Antos Settlement Agreement (as defined below) and such default remains uncured for three (3) Business Days after written notice thereof from Lender;

3. Waiver. Lender waives its default rights with respect to the Existing Defaults. This waiver applies only to the Existing Defaults and, except as to the Existing Defaults, the execution of this Modification and the acceptance of all other agreements and instruments related

Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

1.6.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in Franchised Quick Serve Restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Exercise Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class

or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Exercise Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Exercise Price shall be adjusted downward and the number of Units issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Exercise Price of this Warrant is unchanged.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Exercise Price in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) The Company's capitalization table attached to this Warrant as Schedule 1 is true and complete and reflects the capitalization of the Company on a fully-diluted basis as of the date hereof.

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant and the warrants previously issued to the Holder on July 19, 2012, October 22, 2012, November 19, 2013, and on April 19, 2014 and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The issuance of this Warrant is in addition to the warrants previously issued to the Holder on July 19, 2012, entitling the Holder to purchase 1,479,125 Units, or 3.0% of the Company on a fully diluted basis (the "July 2012 Warrant"), on October 22, 2012, entitling the Holder to purchase an additional 774,409 Units, or an additional 1.5% of the Company on a fully diluted basis (the "October 2012 Warrant"), and on November 19, 2013, entitling the Holder to purchase an additional 3,000,000 Units and an additional 781,374.03 Units, or an additional 5.4% of the Company on a fully diluted basis (collectively, the "November 2013 Warrants"), and on April 19, 2014, entitling the Holder to purchase an additional 1,500,000 Units (the first April 2014 Warrant). The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that: (i) the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, and (ii) the Warrant issued hereunder, together with the July 2012 Warrant, the October 2012 Warrant, the November 2013 Warrants, and the first April 2014 Warrant entitles the Holder to purchase an aggregate of 6.1% of the Company on a fully diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters

referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term: Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase _____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☐ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to _____________ of the Units covered by the Warrant.

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

~ This page is intentionally left blank ~

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this

recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term: Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder.

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☒ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to 1,479,125 of the Units covered by the Warrant, which converts into 1,435,821 Units of KCI at a Fair Market Value of $0.34 per Unit

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I. LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered Assignee

[signature]
(Signature)

6/13/2014
(Date)

Where		
	X =	the number of shares of Units to be issued to the Holder for the portion of the Warrant being converted.
	P =	the portion of the Warrant being converted expressed as a decimal fraction.
	Y =	the total number of shares of Units issuable upon exercise of the Warrant in full.
	A =	the Fair Market Value on the date of conversion.
	B =	the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Units issuable upon such conversion shall be treated for all purposes as Holder of such Units of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate for the number of full Units issuable upon such conversion. If the Warrant shall be converted for less than the total number of Units then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Units purchasable hereunder upon the same terms and conditions set forth herein. The fair market value of the Units shall be determined pursuant to Section 1.3

1.3 Fair Market Value. If the Units (or securities exchanged for the Units) are traded regularly in a public market, the fair market value of the Units shall be the closing price of the Units (or the closing price of the Company's membership interests into which the Units are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Units are not regularly traded in a public market, the Manager of the Company shall determine fair market value in his reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Manager in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is twenty (20) percent or greater than that determined by the Manager, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be shared equally between the Company and the Holder.

1.4 Admission of Holder as a New Member. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to admit Holder as a member of the Company and to amend the LLC Operating Agreement of the Company to reflect Holder's ownership in the membership interests and Units in the Company that are subject to this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☒ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to 774,409 of the Units covered by the Warrant, which converts into 751,737 Units of KCI at a Fair Market Value of $0.34 per Unit

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered Assignee

____
(Signature)

6/13/2014
____
(Date)

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

November 19, 2013

WARRANT TO PURCHASE MEMBERSHIP UNITS
OF
KCI INVESTMENTS, LLC

Company:	KCI Investments, LLC, a Nevada Limited Liability Company
Class of Securities:	LLC Membership Units
Number of Units:	3,000,000 (Three million)
Warrant Exercise Price:	$0.01 per Unit
Issue Date:	November 19, 2013
Expiration Date:	November 19, 2016

THIS WARRANT CERTIFIES THAT, in consideration of the extension of certain loans and credit to the Company and for other good and valuable consideration, **CBC Partners I, LLC** or its assignee ("Holder") is entitled to purchase the number of LLC Membership Units (the "Units") of KCI Investments, LLC (the "Company") at the initial exercise price per Unit (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Exhibit A to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Units being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Units by executing and delivering to the Company at its principal office a Notice of Conversion in substantially the form attached as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Units to be issued to Holder upon such conversion shall be computed using the following formula:

$$X = (P)(Y)(A-B)/A$$

Where	X =	the number of shares of Units to be issued to the Holder for the portion of the Warrant being converted.
	P =	the portion of the Warrant being converted expressed as a decimal fraction.
	Y =	the total number of Units issuable upon exercise of the Warrant in full.
	A =	the Fair Market Value on the date of conversion.
	B =	the Warrant Exercise Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Units issuable upon such conversion shall be treated for all purposes as Holder of such Units of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate for the number of full Units issuable upon such conversion. If the Warrant shall be converted for less than the total number of Units then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Units purchasable hereunder upon the same terms and conditions set forth herein. The fair market value of the Units shall be determined pursuant to Section 1.3

1.3 Fair Market Value. If the Units (or securities exchanged for the Units) are traded regularly in a public market, the fair market value of the Units shall be the closing price of the Units (or the closing price of the Company's membership interests into which the Units are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Units are not regularly traded in a public market, the Manager of the Company shall determine fair market value in his reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Manager in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is twenty (20) percent or greater than that determined by the Manager, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be shared equally between the Company and the Holder.

1.4 Admission of Holder as a New Member. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to admit Holder as a member of the Company and to amend the LLC Operating Agreement of the Company to reflect Holder's ownership in the membership interests and Units in the Company that are subject to this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this

Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

1.6.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in Franchised Quick Serve Restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Units issuable upon exercise of the unexercised portion of this Warrant as if such Units were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Exercise Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE UNITS.

2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on its Units payable in Units, or other securities, subdivides the outstanding Units into a greater amount of Units, then upon exercise of this Warrant, for each Unit acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Units of record as of the date the distribution or subdivision occurred. Appropriate adjustments shall also be made to the Warrant Price payable per unit, but the aggregate Warrant Price payable for the total number of Units purchasable under this Warrant (as adjusted) shall remain the same.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Units if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class

or series as the Units or common stock pursuant to the terms of the Company's Operating Agreement upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Units are combined or consolidated, by reclassification or otherwise, into a lesser number of Units, the Warrant Exercise Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Operating Agreement or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Units other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Exercise Price shall be adjusted downward and the number of Units issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Exercise Price of this Warrant is unchanged.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Exercise Price in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) The Company's capitalization table attached to this Warrant as Schedule 1 is true and complete and reflects the capitalization of the Company on a fully-diluted basis as of the date hereof.

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant and the warrants previously issued to the Holder on July 19, 2012 and October 2012, and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The issuance of this Warrant is in addition to the warrants previously issued to the Holder on July 19, 2012 entitling the Holder to purchase 1,479,125 Units ("July 2012 Warrant"), or 3.0% of the Company on a fully diluted basis and in October 2012 entitling the Holder to purchase an additional 774,409 Units, or an additional 1.5% of the Company on a fully diluted basis (the "October 2012 Warrant"). The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that: (i) the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, and (ii) the Warrant issued hereunder, together with the July 2012 Warrant and the October 2012 Warrant, entitles the Holder to purchase an aggregate of 9.9% of the Company on a fully-diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term; Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices shall be addressed as follows:

(c) Except for (i) the conversion privileges of the Holder pursuant to the terms of this Warrant and the warrants previously issued to the Holder on July 19, 2012, October 2012, and November 19, 2013, and (ii) options to purchase an aggregate of 14 million Units issued to Founders and certain key employees of the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any Units or membership interests in the Company.

(d) All corporate action on the part of the Company, its Manager, officers, directors and members necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Units upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(e) The issuance of this Warrant is in addition to the warrants previously issued to the Holder on July 19, 2012, entitling the Holder to purchase 1,479,125 Units, or 3.0% of the Company on a fully diluted basis ("July 2012 Warrant"), on October 22, 2012, entitling the Holder to purchase an additional 774,409 Units, or an additional 1.5% of the Company on a fully diluted basis (the "October 2012 Warrant") and on November 19, 2013, entitling the Holder to purchase an additional 3,000,000 Units (the "First November 2013 Warrant"). The Company is permitted to issue Units pursuant to the terms of its Operating Agreement and agrees to take all actions reasonably necessary to ensure that: (i) the Warrant issued hereunder are exercisable or convertible, as the case may be, by the Holder into Units of the Company, and (ii) the Warrant issued hereunder, together with the July 2012 Warrant, the October 2012 Warrant and the First November 2013 Warrant, entitles the Holder to purchase an aggregate of 9.9% of the Company on a fully diluted basis.

(f) All Units which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Units, whether in cash, property, Units, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Units of any class or series or other rights; (c) to effect any reclassification or recapitalization of Units; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Units will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the

date on which the holders of Units will be entitled to exchange their Units for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term; Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

4.2 Legends. This Warrant and the Units (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Units issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Units, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Units issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Units, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Units issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices shall be addressed as follows:

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ____________ Units of KCI Investments, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full.

☒ The undersigned hereby elects to convert the attached Warrant into Units in the manner specified in Section 1.2 of the Warrant. This conversion is exercised with respect to 781,374 of the Units covered by the Warrant, which converts into 758,498 Units of KCI at a Fair Market Value of $0.34 per Unit

Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name as is specified below:

CBC Partners I, LLC
305 108th Avenue NE, Suite 101
Bellevue, WA 90004

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Units solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

CBC Partners I, LLC or Registered Assignee

[signature]
(Signature)

6/13/2014
(Date)

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